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                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION

                                              Washington, D.C. 20549



                                                     FORM 8-K


                                                  CURRENT REPORT


        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                          Date of Report: August 27, 1998



                                              REDWOOD EMPIRE BANCORP
                      (Exact number of Registrant as specified in its charter)



             California              File No. 0-19231           68-0166366
    (State or other jurisdiction of (Commission File Number)   (IRS Employer
    Incorporated or organization)                          Identification No.)



         111 Santa Rosa Avenue, Santa Rosa, California           95404-4905
         (Address of principal executive offices)                (Zip Code)



            Registrant's telephone number, including area code: (707) 573-4800





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Item 5.  Other Events

Press release for the following (article attached):

         Redwood Empire Bancorp declares quarterly cash dividend on its common stock.












                                                    SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



             8/27/98
Date:  ___________________    REDWOOD EMPIRE BANCORP
                                    (Registrant)


                                       /s/ James E. Beckwith
                              By:
                                       James E. Beckwith
                                       Executive Vice President and
                                       Chief Financial Officer
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                                        FOR:     REDWOOD EMPIRE BANCORP

                                APPROVED BY:     James Beckwith
                                                 Chief Financial Officer
                                                 (707) 522-5215

                                    CONTACT:     Morgen-Walke Associates, Inc.
                                                 John Swenson, Micah Epps
                                                 (415) 296-7383
For Immediate Release                            Sandra Badurina
                                                 (212) 850-5600


                                     REDWOOD EMPIRE BANCORP DECLARES QUARTERLY
                                             DIVIDEND ON COMMON STOCK


SANTA ROSA, Calif. (August 26, 1998) -- Redwood Empire Bancorp (AMEX: REB) today announced that its Board of Directors has declared a quarterly cash dividend of 4 cents per share on the Company's Common Stock. The dividend is payable on October 15, 1998 to shareholders of record on September 30, 1998.
         Redwood Empire Bancorp is the holding company for National Bank of the Redwoods, a commercial bank. The Company operates through branches and loan production offices in various California locations.

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